EXHIBIT 99.1

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MORGAN STANLEY                                                 September 3, 2002
Securitized Products Group

                              [MORGAN STANLEY LOGO]
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                             COMPUTATIONAL MATERIALS

                                  $305,295,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-NC4

                       MORTGAGE PASS-THROUGH CERTIFICATES

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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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

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MORGAN STANLEY                                                 September 3, 2002
Securitized Products Group

                              [MORGAN STANLEY LOGO]
================================================================================

                           APPROXIMATELY $305,295,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC4

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                                                                     MODIFIED                                   INITIAL
                                   EXPECTED RATINGS   AVG LIFE TO  DURATION TO          PAYMENT WINDOW         SUBORDI-
OFFERED                               (S&P/FITCH/        CALL /        CALL /              TO CALL /            NATION
CLASSES  DESCRIPTION    BALANCE         MOODY'S)       MTY(1)(2)   MTY(1)(2)(3)           MTY(1)(2)              LEVEL    BENCHMARK
------------------------------------------------------------------------------------------------------------------------------------
 A-1     Not Offered  394,392,000                                 *****Not Offered*****
 A-2       Floater    179,819,000      AAA/AAA/Aaa    2.95 / 3.30  2.80 / 3.08   10/02 - 10/10 / 10/02 -6/20    19.00%   1 Mo. LIBOR
 M-1       Floater     47,851,000       AA/AA/Aa2     5.38 / 5.93  4.98 / 5.41   12/05 - 10/10 / 12/05 - 6/17   12.25%   1 Mo. LIBOR
 M-2       Floater     38,990,000        A/A/A2       5.36 / 5.84  4.86 / 5.21   10/05 - 10/10 / 10/05 - 1/16    6.75%   1 Mo. LIBOR
 B-1       Floater     26,584,000     BBB/BBB/Baa2    5.34 / 5.65  4.73 / 4.95   10/05 - 10/10 / 10/05 - 2/14    3.00%   1 Mo. LIBOR
 B-2       Floater     10,633,000    BBB-/BBB-/Baa3   5.21 / 5.23  4.56 / 4.58   10/05 - 10/10 / 10/05 - 5/11    1.50%   1 Mo. LIBOR
 B-3       Floater      1,418,000    BB+/BBB-/[Baa3]  4.80 / 4.80  4.03 / 4.03   10/05 - 1/09 / 10/05 - 1/09     1.30%   1 Mo. LIBOR

Notes: (1)   Certificates are priced to the 10% optional clean-up call.

       (2)   Based on the pricing prepayment speed. See details below.

       (3) Assumes pricing at par for Classes A-2 through B-2. Class B-3 is priced at 93.75%.

ISSUER:                       Morgan Stanley Dean Witter Capital I Inc. Trust
                              2002-NC4.

DEPOSITOR:                    Morgan Stanley Dean Witter Capital I Inc.

LOAN SELLER:                  NC Capital Corporation

SERVICER:                     The Provident Bank

TRUSTEE:                      [Deutsche Bank National Trust Company]

MANAGERS:                     Morgan Stanley (lead manager); Blaylock &
                              Partners, L.P. and Utendahl Capital Partners, L.P.

RATING AGENCIES:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

OFFERED CERTIFICATES:         Classes A-2, M-1, M-2, B-1 B-2 and B-3
                              Certificates.

EXPECTED PRICING DATE:        [September 6, 2002.]

EXPECTED CLOSING DATE:        September 25, 2002 through DTC and Euroclear or
                              Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              October 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:            The Distribution Date occurring in October 2032.

DUE PERIOD:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $486.9 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:      Approximately $222.0 million of Mortgage Loans
                              that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:     o      Fixed Rate Mortgage Loans: CPR starting at
                                     approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15
                                     CPR increase for each month), and remaining at 23% CPR thereafter.

                              o      ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:           The Offered Certificates are credit enhanced by:

                              1)     Net monthly excess cashflow from the
                                     Mortgage Loans,

                              2)     1.30% overcollateralization (funded
                                     upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.60% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total principal balance of the Mortgage Loans, and

                              3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT
PERCENTAGE:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:               The later to occur of:

                              (x)    The earlier of:

                                     (a) the Distribution Date occurring in
                                         October 2005; and

                                     (b) the Distribution Date on which the
                                         aggregate balance of the Class A
                                         Certificates is reduced to zero; and

                              (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%

TRIGGER EVENT:                A Trigger Event is in effect on any Distribution
                              Date if (i) on that Distribution Date the 60 Day+
                              Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+
                              Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION
PERCENTAGE:                   Class A:        19.00%
                              Class M-1:      12.25%
                              Class M-2:       6.75%
                              Class B-1:       3.00%
                              Class B-2:       1.50%
                              Class B-3:       1.30%

OPTIONAL CLEAN-UP CALL:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the total principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH
RATE: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH
RATE: The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH
RATE: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH
RATE: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH
RATE: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH
RATE: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH
RATE: The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP I CAP:             As to any Distribution Date, a per annum rate
                              equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP II CAP:            As to any Distribution Date, a per annum rate
                              equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK CARRY
FORWARD AMOUNT:               As to any Distribution Date, the supplemental
                              interest amount for the Class A-1 Certificates will equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY
FORWARD AMOUNT:               As to any Distribution Date, the supplemental
                              interest amount for the Class A-2 Certificates will equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1, B-2
AND B-3 BASIS RISK CARRY
FORWARD AMOUNTS:              As to any Distribution Date, the supplemental
                              interest amount for each of the Class M-1, M-2, B-1, B-2 and B-3 Certificates will equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON
OFFERED CERTIFICATES:         On each Distribution Date and after payments of
                              servicing and trustee fees and expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:

                              (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                              (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                              (iii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                              (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                              (v) to the Class B-1 Certificates, its Accrued Certificate Interest;

                              (vi) to the Class B-2 Certificates, its Accrued Certificate Interest, and

                              (vii) to the Class B-3 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON
OFFERED CERTIFICATES:         On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                              (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                              (vi) to the Class B-3 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                              (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                              (vi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                              All principal distributions to the Class A
                              Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:            Beginning on the first Distribution Date, and for
                              a period of 23 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Class A-2, M-1, M-2, B-1, B-2 and B-3
                              Certificates. The Interest Rate Cap pays the Trust the difference between the then current 1-month
                              LIBOR rate and 6.90% (on an Actual/360 day count basis) if the 1-month LIBOR rate exceeds 6.90%
                              ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP PAYMENT
ALLOCATION:                   The Interest Rate Cap Payment shall be available
                              sequentially to pay any Basis Risk Carry Forward
                              Amount due Classes A-2, M-1, M-2, B-1, B-2 and
                              B-3.

ALLOCATION OF NET MONTHLY
EXCESS CASHFLOW:              For any Distribution Date, any Net Monthly Excess
                              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (x)    to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                              (xii) sequentially, to Classes M-1, M-2, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE
AMOUNT: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE
INTEREST:                     For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE
AMOUNT: On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS
CASHFLOW:                     For any Distribution Date is the amount of funds
                              available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED
AMOUNT: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION
PERCENTAGE:                   For any Distribution Date, the percentage
                              equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                              Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date and
                              (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                              Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) an amount not less than zero, equal to the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,544,516.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) an amount not less than zero, equal to the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                              $3,544,516.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) an amount not less than zero, equal to the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                              $3,544,516.

CLASS B-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) an amount not less than zero, equal to the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                              $3,544,516.

CLASS B-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period and (B) an amount not less than zero, equal to the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                              $3,544,516.

CLASS B-3 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.40% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period and (B) an amount not less than zero, equal to the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                              $3,544,516.

TRUST TAX STATUS:             REMIC.

ERISA ELIGIBILITY:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:            It is anticipated that the Class A-2 and Class M-1
                              Certificates will be SMMEA eligible.

PROSPECTUS:                   The Class A-2, Class M-1, Class M-2, Class B-1,
                              Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
September 2003                         99       81        76        70        64
September 2004                         98       62        51        41        32
September 2005                         97       46        33        21        12
September 2006                         95       36        27        21        12
September 2007                         94       29        21        15        11
September 2008                         92       24        16        11         7
September 2009                         91       19        12         8         5
September 2010                         89       16         9         6         4
September 2011                         87       13         7         4         3
September 2012                         85       11         6         4         2
September 2013                         82        9         5         3         0
September 2014                         79        7         4         2         0
September 2015                         76        6         3         1         0
September 2016                         73        5         2         0         0
September 2017                         70        4         2         0         0
September 2018                         66        3         1         0         0
September 2019                         62        3         1         0         0
September 2020                         57        2         0         0         0
September 2021                         53        2         0         0         0
September 2022                         47        2         0         0         0
September 2023                         42        1         0         0         0
September 2024                         36        0         0         0         0
September 2025                         31        0         0         0         0
September 2026                         27        0         0         0         0
September 2027                         22        0         0         0         0
September 2028                         16        0         0         0         0
September 2029                         11        0         0         0         0
September 2030                          5        0         0         0         0
September 2031                          1        0         0         0         0
September 2032                          0        0         0         0         0
Average Life to Maturity (years)    18.35     4.32      3.30      2.60      2.06
Average Life to Call (1) (years)    18.33     3.91      2.95      2.30      1.78

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
September 2003                        100      100       100       100       100
September 2004                        100      100       100       100       100
September 2005                        100      100       100       100       100
September 2006                        100       88        65        47        77
September 2007                        100       71        49        32        21
September 2008                        100       57        36        22        13
September 2009                        100       46        27        15         8
September 2010                        100       37        20        10         5
September 2011                        100       30        15         7         2
September 2012                        100       24        11         5         0
September 2013                        100       19         8         2         0
September 2014                        100       15         6         0         0
September 2015                        100       12         4         0         0
September 2016                        100       10         2         0         0
September 2017                        100        8         0         0         0
September 2018                        100        6         0         0         0
September 2019                        100        5         0         0         0
September 2020                        100        3         0         0         0
September 2021                        100        0         0         0         0
September 2022                        100        0         0         0         0
September 2023                        100        0         0         0         0
September 2024                        100        0         0         0         0
September 2025                         91        0         0         0         0
September 2026                         79        0         0         0         0
September 2027                         67        0         0         0         0
September 2028                         54        0         0         0         0
September 2029                         39        0         0         0         0
September 2030                         25        0         0         0         0
September 2031                         11        0         0         0         0
September 2032                          0        0         0         0         0
Average Life to Maturity (years)    26.20     7.85      5.93      5.03      4.80
Average Life to Call (1) (years)    26.06     7.13      5.38      4.59      4.44

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
September 2003                        100      100       100       100       100
September 2004                        100      100       100       100       100
September 2005                        100      100       100       100       100
September 2006                        100       88        65        47        33
September 2007                        100       71        49        32        21
September 2008                        100       57        36        22        13
September 2009                        100       46        27        15         8
September 2010                        100       37        20        10         2
September 2011                        100       30        15         7         0
September 2012                        100       24        11         2         0
September 2013                        100       19         8         0         0
September 2014                        100       15         4         0         0
September 2015                        100       12         1         0         0
September 2016                        100       10         0         0         0
September 2017                        100        8         0         0         0
September 2018                        100        4         0         0         0
September 2019                        100        1         0         0         0
September 2020                        100        0         0         0         0
September 2021                        100        0         0         0         0
September 2022                        100        0         0         0         0
September 2023                        100        0         0         0         0
September 2024                        100        0         0         0         0
September 2025                         91        0         0         0         0
September 2026                         79        0         0         0         0
September 2027                         67        0         0         0         0
September 2028                         54        0         0         0         0
September 2029                         39        0         0         0         0
September 2030                         25        0         0         0         0
September 2031                         11        0         0         0         0
September 2032                          0        0         0         0         0
Average Life to Maturity (years)    26.19     7.76      5.84      4.83      4.33
Average Life to Call (1) (years)    26.06     7.13      5.36      4.44      4.01

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
September 2003                        100      100       100       100       100
September 2004                        100      100       100       100       100
September 2005                        100      100       100       100       100
September 2006                        100       88        65        47        33
September 2007                        100       71        49        32        21
September 2008                        100       57        36        22        10
September 2009                        100       46        27        14         1
September 2010                        100       37        20         5         0
September 2011                        100       30        14         0         0
September 2012                        100       24         7         0         0
September 2013                        100       19         1         0         0
September 2014                        100       14         0         0         0
September 2015                        100        8         0         0         0
September 2016                        100        4         0         0         0
September 2017                        100        0         0         0         0
September 2018                        100        0         0         0         0
September 2019                        100        0         0         0         0
September 2020                        100        0         0         0         0
September 2021                        100        0         0         0         0
September 2022                        100        0         0         0         0
September 2023                        100        0         0         0         0
September 2024                        100        0         0         0         0
September 2025                         91        0         0         0         0
September 2026                         79        0         0         0         0
September 2027                         67        0         0         0         0
September 2028                         54        0         0         0         0
September 2029                         39        0         0         0         0
September 2030                         25        0         0         0         0
September 2031                          7        0         0         0         0
September 2032                          0        0         0         0         0
Average Life to Maturity (years)    26.16     7.53      5.65      4.62      4.05
Average Life to Call (1) (years)    26.06     7.13      5.34      4.38      3.84

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
September 2003                        100      100       100       100       100
September 2004                        100      100       100       100       100
September 2005                        100      100       100       100       100
September 2006                        100       88        65        47        33
September 2007                        100       71        49        31         8
September 2008                        100       57        36        11         0
September 2009                        100       46        21         0         0
September 2010                        100       37         7         0         0
September 2011                        100       26         0         0         0
September 2012                        100       14         0         0         0
September 2013                        100        5         0         0         0
September 2014                        100        0         0         0         0
September 2015                        100        0         0         0         0
September 2016                        100        0         0         0         0
September 2017                        100        0         0         0         0
September 2018                        100        0         0         0         0
September 2019                        100        0         0         0         0
September 2020                        100        0         0         0         0
September 2021                        100        0         0         0         0
September 2022                        100        0         0         0         0
September 2023                        100        0         0         0         0
September 2024                        100        0         0         0         0
September 2025                         91        0         0         0         0
September 2026                         79        0         0         0         0
September 2027                         67        0         0         0         0
September 2028                         54        0         0         0         0
September 2029                         39        0         0         0         0
September 2030                         16        0         0         0         0
September 2031                          0        0         0         0         0
September 2032                          0        0         0         0         0
Average Life to Maturity (years)    26.00     6.99      5.23      4.26      3.72
Average Life to Call (1) (years)    25.99     6.96      5.21      4.25      3.71

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
September 2003                        100      100       100       100       100
September 2004                        100      100       100       100       100
September 2005                        100      100       100       100       100
September 2006                        100       88        65        47         0
September 2007                        100       71        49         0         0
September 2008                        100       57        22         0         0
September 2009                        100       46         0         0         0
September 2010                        100       28         0         0         0
September 2011                        100        0         0         0         0
September 2012                        100        0         0         0         0
September 2013                        100        0         0         0         0
September 2014                        100        0         0         0         0
September 2015                        100        0         0         0         0
September 2016                        100        0         0         0         0
September 2017                        100        0         0         0         0
September 2018                        100        0         0         0         0
September 2019                        100        0         0         0         0
September 2020                        100        0         0         0         0
September 2021                        100        0         0         0         0
September 2022                        100        0         0         0         0
September 2023                        100        0         0         0         0
September 2024                        100        0         0         0         0
September 2025                         91        0         0         0         0
September 2026                         79        0         0         0         0
September 2027                         67        0         0         0         0
September 2028                         54        0         0         0         0
September 2029                         39        0         0         0         0
September 2030                          0        0         0         0         0
September 2031                          0        0         0         0         0
September 2032                          0        0         0         0         0
Average Life to Maturity (years)    25.75     6.42      4.80      3.92      3.42
Average Life to Call (1) (years)    25.75     6.42      4.80      3.92      3.42

(1) 10% Optional Clean-Up Call

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

      PERIOD          A-2 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)   B-3 CAP (%)
-------------------   -----------   -----------   -----------   -----------   -----------   -----------
                      ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

0                              --            --            --            --            --            --
1                               *             *             *             *             *             *
2                               *             *             *             *             *             *
3                               *             *             *             *             *             *
4                               *             *             *             *             *             *
5                               *             *             *             *             *             *
6                               *             *             *             *             *             *
7                               *             *             *             *             *             *
8                               *             *             *             *             *             *
9                               *             *             *             *             *             *
10                              *             *             *             *             *             *
11                              *             *             *             *             *             *
12                              *             *             *             *             *             *
13                              *             *             *             *             *             *
14                              *             *             *             *             *             *
15                              *             *             *             *             *             *
16                              *             *             *             *             *             *
17                              *             *             *             *             *             *
18                              *             *             *             *             *             *
19                              *             *             *             *             *             *
20                              *             *             *             *             *             *
21                              *             *             *             *             *             *
22                              *             *             *             *             *             *
23                              *             *             *             *             *             *
24                              *             *             *             *             *             *
25                           9.11          9.16          9.16          9.16          9.16          9.16
26                           8.82          8.86          8.86          8.86          8.86          8.86
27                           9.13          9.16          9.16          9.16          9.16          9.16
28                           8.85          8.87          8.87          8.87          8.87          8.87
29                           9.60          9.83          9.83          9.83          9.83          9.83
30                          10.64         10.88         10.88         10.88         10.88         10.88
31                           9.63          9.83          9.83          9.83          9.83          9.83
32                           9.96         10.15         10.15         10.15         10.15         10.15
33                           9.66          9.83          9.83          9.83          9.83          9.83
34                          10.00         10.16         10.16         10.16         10.16         10.16
35                          10.48         10.82         10.82         10.82         10.82         10.82
36                          10.50         10.82         10.82         10.82         10.82         10.82
37                          20.40         11.18         11.18         11.18         11.18         11.18
38                          11.67         10.82         10.82         10.82         10.82         10.82
39                          12.01         11.18         11.18         11.18         11.18         11.18
40                          11.59         10.82         10.82         10.82         10.82         10.82
41                          12.32         11.81         11.81         11.81         11.81         11.81
42                          13.63         13.08         13.08         13.08         13.08         13.08
43                          12.31         11.81         11.81         11.81         11.81         11.81
44                          12.72         12.20         12.20         12.20         12.20         12.20
45                          12.31         11.81         11.81         11.81         11.81         11.81
46                          12.72         12.20         12.20         12.20         12.20         12.20
47                          12.84         12.48         12.48         12.48         12.48         12.48
48                          12.83         12.48         12.48         12.48         12.48         12.48
49                          13.26         12.89         12.89         12.89         12.89         12.89
50                          12.83         12.48         12.48         12.48         12.48         12.48
51                          13.26         12.89         12.89         12.89         12.89         12.89
52                          12.83         12.48         12.48         12.48         12.48         12.48
53                          12.86         12.51         12.51         12.51         12.51         12.51
54                          14.24         13.84         13.84         13.84         13.84         13.84
55                          12.86         12.50         12.50         12.50         12.50         12.50
56                          13.29         12.92         12.92         12.92         12.92         12.92
57                          12.86         12.50         12.50         12.50         12.50         12.50
58                          13.29         12.92         12.92         12.92         12.92         12.92
59                          12.88         12.52         12.52         12.52         12.52         12.52
60                          12.88         12.52         12.52         12.52         12.52         12.52
61                          13.31         12.93         12.93         12.93         12.93         12.93
62                          12.88         12.51         12.51         12.51         12.51         12.51
63                          13.31         12.93         12.93         12.93         12.93         12.93
64                          12.88         12.51         12.51         12.51         12.51         12.51
65                          12.87         12.51         12.51         12.51         12.51         12.51
66                          13.76         13.37         13.37         13.37         13.37         13.37
67                          12.87         12.50         12.50         12.50         12.50         12.50
68                          13.30         12.92         12.92         12.92         12.92         12.92
69                          12.87         12.50         12.50         12.50         12.50         12.50
70                          13.30         12.91         12.91         12.91         12.91         12.91
71                          12.03         12.50         12.50         12.50         12.50         12.50
72                          11.73         12.49         12.49         12.49         12.49         12.49
73                          12.13         12.91         12.91         12.91         12.91         12.91
74                          11.75         12.49         12.49         12.49         12.49         12.49
75                          12.16         12.91         12.91         12.91         12.91         12.91
76                          11.78         12.49         12.49         12.49         12.49         12.49
77                          11.79         12.49         12.49         12.49         12.49         12.49
78                          13.07         13.82         13.82         13.82         13.82            --
79                          11.82         12.48         12.48         12.48         12.48            --
80                          12.23         12.90         12.90         12.90         12.90            --
81                          11.85         12.48         12.48         12.48         12.48            --
82                          12.26         12.89         12.89         12.89         12.89            --
83                          11.89         12.48         12.48         12.48         12.48            --
84                          11.90         12.47         12.47         12.47         12.47            --
85                          12.32         12.89         12.89         12.89         12.89            --
86                          11.94         12.47         12.47         12.47         12.47            --
87                          12.35         12.88         12.88         12.88         12.88            --
88                          11.97         12.47         12.47         12.47         12.47            --
89                          11.99         12.47         12.47         12.47         12.47            --
90                          13.30         13.80         13.80         13.80         13.80            --
91                          12.03         12.46         12.46         12.46         12.46            --
92                          12.45         12.88         12.88         12.88         12.88            --
93                          12.07         12.46         12.46         12.46         12.46            --
94                          12.50         12.87         12.87         12.87         12.87            --
95                          12.12         12.46         12.46         12.46         12.46            --
96                          12.14         12.45         12.45         12.45         12.45            --
97                          12.57         12.87         12.87         12.87         12.87            --
98                          12.19         12.45         12.45         12.45         12.45            --
99                          12.62         12.86         12.86         12.86         12.86            --
100                         12.24         12.45         12.45         12.45         12.45            --
101                         12.26         12.45         12.45         12.45         12.45            --
102                         13.61         13.78         13.78         13.78         13.78            --
103                         12.32         12.44         12.44         12.44         12.44            --
104                         12.76         12.86         12.86         12.86         12.86            --
105                         12.38         12.44         12.44         12.44         12.44            --
106                         12.82         12.85         12.85         12.85         12.85            --
107                         12.44         12.44         12.44         12.44            --            --
108                         12.47         12.44         12.44         12.44            --            --
109                         12.92         12.85         12.85         12.85            --            --
110                         12.53         12.43         12.43         12.43            --            --
111                         12.99         12.85         12.85         12.85            --            --
112                         12.60         12.43         12.43         12.43            --            --
113                         12.64         12.43         12.43         12.43            --            --
114                         13.55         13.28         13.28         13.28            --            --
115                         12.71         12.43         12.43         12.43            --            --
116                         13.17         12.84         12.84         12.84            --            --
117                         12.79         12.42         12.42         12.42            --            --
118                         13.26         12.84         12.84         12.84            --            --
119                         12.87         12.42         12.42         12.42            --            --
120                         12.91         12.42         12.42         12.42            --            --
121                         13.39         12.83         12.83         12.83            --            --
122                         13.00         12.42         12.42         12.42            --            --
123                         13.48         12.83         12.83         12.83            --            --
124                         13.10         12.41         12.41         12.41            --            --
125                         13.14         12.41         12.41         12.41            --            --
126                         14.61         13.74         13.74         13.74            --            --
127                         13.24         12.41         12.41         12.41            --            --
128                         13.74         12.82         12.82         12.82            --            --
129                         13.35         12.41         12.41         12.41            --            --
130                         13.85         12.82         12.82         12.82            --            --
131                         13.46         12.41         12.41         12.41            --            --
132                         13.52         12.41         12.41         12.41            --            --
133                         14.03         12.82         12.82         12.82            --            --
134                         13.64         12.40         12.40         12.40            --            --
135                         14.16         12.82         12.82         12.82            --            --
136                         13.77         12.40         12.40         12.40            --            --
137                         13.83         12.40         12.40         12.40            --            --
138                         15.39         13.73         13.73         13.73            --            --
139                         13.97         12.40         12.40         12.40            --            --
140                         14.51         12.81         12.81            --            --            --
141                         14.11         12.40         12.40            --            --            --
142                         14.66         12.81         12.81            --            --            --
143                         14.27         12.39         12.39            --            --            --
144                         14.35         12.39         12.39            --            --            --
145                         14.91         12.81         12.81            --            --            --
146                         14.51         12.39         12.39            --            --            --
147                         15.08         12.80         12.80            --            --            --
148                         14.68         12.39         12.39            --            --            --
149                         14.77         12.39         12.39            --            --            --
150                         16.46         13.72         13.72            --            --            --
151                         14.96         12.39         12.39            --            --            --
152                         15.56         12.80         12.80            --            --            --
153                         15.16         12.39         12.39            --            --            --
154                         15.77         12.80         12.80            --            --            --
155                         15.36         12.38         12.38            --            --            --
156                         15.47         12.38         12.38            --            --            --
157                         16.10         12.80         12.80            --            --            --
158                         15.69         12.38         12.38            --            --            --
159                         16.34         12.79         12.79            --            --            --
160                         15.93         12.38         12.38            --            --            --
161                         16.05         12.38         12.38            --            --            --
162                         17.29         13.23         13.23            --            --            --
163                         16.31         12.38         12.38            --            --            --
164                         16.99         12.79            --            --            --            --
165                         16.58         12.38            --            --            --            --
166                         17.27         12.79            --            --            --            --
167                         16.86         12.38            --            --            --            --
168                         17.01         12.38            --            --            --            --
169                         17.73         12.79            --            --            --            --
170                         17.31         12.38            --            --            --            --
171                         18.05         12.79            --            --            --            --
172                         17.63         12.37            --            --            --            --
173                         17.80         12.37            --            --            --            --
174                         19.90         13.70            --            --            --            --
175                         18.15         12.37            --            --            --            --
176                         18.94         12.79            --            --            --            --
177                         18.52         12.37            --            --            --            --
178                         19.33         12.78            --            --            --            --
179                         18.91         12.37            --            --            --            --
180                         19.11         12.37            --            --            --            --
181                         19.98            --            --            --            --            --
182                         19.68            --            --            --            --            --
183                         20.72            --            --            --            --            --
184                         20.45            --            --            --            --            --
185                         20.87            --            --            --            --            --
186                         23.60            --            --            --            --            --
187                         21.80            --            --            --            --            --
188                         23.06            --            --            --            --            --
189                         22.86            --            --            --            --            --
190                         24.23            --            --            --            --            --
191                         24.09            --            --            --            --            --
192                         24.77            --            --            --            --            --
193                         26.37            --            --            --            --            --
194                         26.32            --            --            --            --            --
195                         28.11            --            --            --            --            --
196                         28.10            --            --            --            --            --
197                         29.07            --            --            --            --            --
198                         33.37            --            --            --            --            --
199                         31.32            --            --            --            --            --
200                         33.72            --            --            --            --            --
201                         34.10            --            --            --            --            --
202                         36.95            --            --            --            --            --
203                         37.64            --            --            --            --            --
204                         39.79            --            --            --            --            --
205                         43.68            --            --            --            --            --
206                         45.16            --            --            --            --            --
207                         50.20            --            --            --            --            --
208                         52.68            --            --            --            --            --
209                         57.69            --            --            --            --            --
210                         68.34            --            --            --            --            --
211                         71.94            --            --            --            --            --
212                         85.33            --            --            --            --            --
213                         97.39            --            --            --            --            --
214                        123.40            --            --            --            --            --
215                        155.62            --            --            --            --            --
216                        226.11            --            --            --            --            --
217                        437.50            --            --            --            --            --
218                            **            --            --            --            --            --
219                            --            --            --            --            --            --

* In these periods the Certificates are effectively uncapped.

** In Period 218, the A-2 Class has an approximate balance of $10,656 and is paid approximately $121,010 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

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